June 25, 2010

ACTIVEPASSIVE FUNDS
ActivePassive Emerging Markets Equity Fund

A series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2010, as amended June 22, 2010

FundQuest Incorporated (the “Advisor”), the investment advisor to the ActivePassive Emerging Markets Equity Fund (the “Fund”), and the Board of Trustees (the “Board”) of Advisors Series Trust, have determined that given the Fund’s current size and limited prospects for future growth, the Fund is not likely to reach sufficient size to become economically viable in the foreseeable future.  The Advisor has therefore recommended, and the Board has concluded, that it is in the best interests of shareholders to liquidate the Fund.  In connection with this, the Board has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on August 23, 2010. You are welcome, however, to redeem your shares before that date. The Fund has determined to waive any applicable redemption fee for shares redeemed on or after June 24, 2010.

Effective June 25, 2010, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective June 25, 2010, the Advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by August 23, 2010, will automatically be redeemed and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-273-8635 prior to August 20, 2010, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by August 20, 2010, your shares will be redeemed on August 23, 2010, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on August 23, 2010.

Please contact the Fund at 1-877-273-8635 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.